UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 22, 2005

                             Tarpon Industries, Inc.
             (Exact name of registrant as specified in its Charter)


         Michigan                    001-32428              30-0030900
(State or other jurisdiction        (Commission            (IRS Employer
  of incorporation)                  File Number)         Identification No.)



         2420 Wills Street, Marysville, Michigan       48040
         (Address of principal executive offices)    (Zip Code)


       Registrant's telephone number, including area code: (810) 364-7421
                                 Not applicable


          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

        Item 2.02 Results of Operations and Financial Conditions.
        Item 9.01 Financial Statements and Exhibits
        SIGNATURES
        Exhibit Index
        News Release, Dated November 22, 2005


Item 2.02 Results of Operations and Financial Conditions.

     On November 22, 2005, Tarpon Industries, Inc. announced its financial results for the third quarter of 2005 and certain other information. A copy of the press release is furnished with this report following the signature page and is incorporated in this Item 2.02 by reference. The information in this report and the attached press release shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly stated by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits

        Exhibit No.     Description
        99.1            News release dated November 22, 2005

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        TARPON INDUSTRIES, INC.


Date:  November 22, 2005                By:  /s/James T. House
                                             ---------------------------------
                                             James T. House
                                             Chief Financial Officer


Exhibit Index

         Exhibit No.       Description
         99.1              News release dated November 22, 2005